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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2001


                               AT HOME CORPORATION
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           (Exact name of the Registrant as specified in its charter)


                                    Delaware
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)



           000-22697                                      77-0408542
   ----------------------------                    -------------------------
          (Commission                                   (IRS Employer
          File Number)                                Identification No.)


   450 Broadway Street, Redwood City, CA                           94063
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    (Address of principal executive offices)                     (Zip code)


                                 (650) 556-5000
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                       (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)

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ITEM 5:  OTHER EVENTS.

       On August 31, 2001, Excite@Home announced that (1) it had received formal notification from Comcast and Cox that they will exercise their rights under their existing distribution agreements with the company to terminate those agreements effective June 4, 2002, and (2) its board of directors has authorized it to retain an investment banking firm as a financial and restructuring advisor. A copy of the press release is filed as Exhibit 99.01 to this report and is incorporated into this report by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  --------

                  Exhibit No.       Description of Exhibit

                     99.01 Press Release issued by Excite@Home dated August 31, 2001.


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 5, 2001               AT HOME CORPORATION


                                       By: /s/ DAN BRUSH
                                           -------------------------------------
                                           Dan Brush
                                           Vice President and Acting General
                                           Counsel


                                     - 2 -

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                                  EXHIBIT INDEX


Exhibit No.   Description of Exhibit
-----------   ----------------------

   99.01      Press Release issued by Excite@Home dated August 31, 2001.